THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS AND UNTIL THE HOLDER HEREOF PROVIDES (i) INFORMATION REASONABLY NECESSARY TO CONFIRM THAT SUCH REGISTRATION IS NOT REQUIRED OR (ii) AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE


$____________                                            December __, 2004


     THE BEARD COMPANY, an Oklahoma corporation (the "Company"), promises to pay to the order of __________________ at Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma 73112, or at such other place as may be designated in writing by the Holder, the amount of ______________________________ DOLLARS ($2__________)
and interest thereon at the rate stated below.

     The holder of this Note shall be referred to as the "Holder."

     This Note is part of a series of promissory notes issued in connection with a private offering (the "Private Placement Offering") made by the Company pursuant to a Private Placement Memorandum dated December 21, 2004, as amended on December 29, 2004, and as amended by Supplement #1 dated January 11, 2005. The promissory notes shall be referred to collectively as the "Notes."

                              1. Terms of the Note

     1.1 Payment of Principal and Interest.

          (a) Prior to an Event of Default, the unpaid principal balance of this Note will accrue interest at 12% per annum. Commencing on August 15, 2005, and continuing on each February 15 and August 15 thereafter until the Maturity Date the Company shall pay all accrued interest.

          (b) All interest will be computed on the basis of a 360 day year for the actual number of days in the period for which interest is payable.

          (c) The entire unpaid principal balance of this Note plus all accrued interest shall be due and payable without notice on February 15, 2010 (the "Maturity Date").

          (d) All payments received by the Holder shall be applied first to interest and any balance shall be applied to principal. During the existence of any Event of Default, the Holder may apply payments received as the Holder may determine.

          (e) The obligations of the Company to pay principal and interest and any other amounts under this Note are collectively referred to as the "Obligations."

     1.2 Payments. Whenever any payment required by this Note is due on a day other than a Business Day, the payment shall be made on the next succeeding Business Day and the payment shall include interest for the days the payment due date was so extended.

     1.3 Expenses. The Company will pay to the Holder its reasonable attorneys' fees, court costs, and other expenses incurred in collecting this Note.

     1.4 Additional Interest. Any amount not paid when due shall accrue interest at the rate specified above plus 3% per annum (the "Additional Interest") and all Additional Interest shall be paid as a condition precedent to curing any Event of Default hereunder.

     1.5 Security and Collateral Agent Agreement. This Note shall be subject to all the terms and condition of the Security And Collateral Agent Agreement dated as of January 26, 2005, between InvesTrust, N.A. as the Collateral Agent, the Company, and Beard Technologies, Inc. in the form attached hereto as Exhibit B (the "Security Agreement") until the Security Agreement is terminated.

     1.6 Events of Default. Events of Default are: (a) the Company's failure to pay any Obligation when due that is not cured within 30 days; (b) the occurrence of any "Event of Default" as defined in the Security Agreement; or (c) the Company's failure to perform its obligations under Section 2.9 of this Note when due.

     1.7 Acceleration. Subject to the provisions of the Security Agreement, upon the occurrence of an Event of Default, the Holder may at any time thereafter declare the Obligations evidenced hereby immediately due and payable.

                           2. Conversion of the Note

     2.1 Conversion Agent. The Company shall initially serve as its own conversion agent. The Company may appoint another conversion agent at any time. The Company shall send Holder written notice within 30 days of any change of conversion agent. References in this Note to the "Conversion Agent" shall refer to the Company unless the Company has appointed another conversion agent in which case "Conversion Agent" shall mean the acting conversion agent appointed by the Company.

     2.2 Conversion Privilege. At any time following the date of original issuance of this Note and prior to the close of business on the business day immediately preceding February 15, 2010, the Holder of this Note may convert such Note or any portion thereof into shares of the Company's common stock (the "Common Stock") (the shares of Common Stock issuable upon such conversion, the "Conversion Shares"), at the Conversion Price then in effect. The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect on the conversion date. The initial conversion price of the Note is $1.00 per share (the "Conversion Price") and is subject to adjustment as provided in Section 2.7.

     Upon conversion of only a portion of the principal balance of the Notes surrendered for conversion, the Company shall issue and deliver upon the written order of the Holder, at the expense of the Company, a new Note for any remaining unpaid principal balance so surrendered as well as a certificate or certificates for the number of shares of Common Stock to which such Holder is entitled, as provided below. The Holder is not entitled to any rights of a holder of Common Stock until such Holder has converted this Note into Common Stock.

     2.3 Conversion Procedure. To convert this Note, the Holder must (i) complete and manually sign the Conversion Notice, a form of which is attached hereto as Exhibit A and deliver it to the Conversion Agent (ii) surrender the Note to the Conversion Agent, (iii) furnish appropriate endorsements and transfer documents to the Conversion Agent and (iv) pay any transfer or other tax, if required. The date on which the Holder satisfies all of the foregoing requirements is the conversion date. As soon as practicable after the conversion date, the Company shall deliver to the Holder through its transfer agent a certificate for the number of whole shares of Common Stock issuable upon the conversion.

     No fractional shares of Common Stock shall be issued upon conversion of the Note. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of Common Stock would be issuable upon the conversion of any Note or Notes, the Conversion Agent shall make an adjustment thereof in cash at the current market value thereof. For these purposes, the current market value of a share of Common Stock shall be the closing price on the first business day immediately preceding the day on which the Note or Notes are deemed to have been converted.

     The person in whose name the certificate is registered shall be deemed to be a stockholder of record on the conversion date; provided, however, that no surrender of this Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Price in effect on the date that this Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of this Note, Holder shall no longer be a Holder of this Note.

     No payment or adjustment will be made for accrued interest on a converted Note or for dividends or distributions on shares of Common Stock issued upon conversion of a Note, but if any Holder surrenders this Note for conversion between the record date for the payment of an installment of interest and the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder on such record date.

     If the Holder converts more than one Note at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Notes converted.

     2.4 Forced Conversion. At any time after February 15, 2007, if the weighted average sales price of the Company's common stock has been more than two times the Conversion Price for sixty (60) consecutive trading days, the Company may give the Note holders written notice that they must convert their Notes within thirty (30) days after the date of such notice or that the Notes will terminate and become void as of 5:00 p.m., New York time on the thirty-first (31st) day (the "Forced Conversion Date") after the date of such notice.

     Upon such Forced Conversion, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holder or holders of such Common Stock on the Forced Conversion Date whether or not such holder or holders shall have surrendered their Notes to the Conversion Agent. Upon the Forced Conversion Date, the principal balance of the Notes shall be deemed paid and all interest on the Notes shall cease to accrue. As soon as practicable after the surrender in accordance with the procedures set forth in Section 2.3, the Company shall then issue and the Conversion Agent shall deliver to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled.

     2.5 Taxes on Conversion. If the Holder converts a Note, he shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

     2.6 Company To Provide Stock. The Company shall reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of all outstanding Notes for shares of Common Stock. The shares of Common Stock or other securities issued upon conversion of this Notes shall bear the following legend:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS AND UNTIL THE HOLDER HEREOF PROVIDES (i) INFORMATION REASONABLY NECESSARY TO CONFIRM THAT SUCH REGISTRATION IS NOT REQUIRED OR (ii) AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


     The Company covenants that all shares of Common Stock delivered upon conversion of the Notes, shall be duly authorized, validly issued, fully paid and non-assessable and shall be free from preemptive rights and free of any lien or adverse claim.

     2.7 Adjustment of Conversion Price. The Conversion Price shall be that price set forth in Section 2.2 of this Note and shall be adjusted from time to time by the Conversion Agent in the event the Company shall (i) pay a dividend or other distribution in shares of Common Stock to holders of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares or (iv) reclassify its outstanding Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section 2.7 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification.

     2.8 Notice of Adjustment. Whenever the Conversion Price is adjusted the Company shall promptly mail to the Holder a notice of the adjustment briefly stating the facts requiring the adjustment and the manner of computing it.

     2.9 Notice of Certain Transactions. In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

          (b) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be mailed to each the Holder at its address appearing below or such other address as specified by the Holder, as promptly as possible but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of a dividend, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend is to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

     2.10 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (ii) any consolidation, combination or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (iii) any sale or conveyance of all or substantially all of the assets of the Company ("Asset Sale"), then lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of the Note, at a per share valuation equal to the Conversion Price then in effect, the number of shares of stock or other securities or property of the successor Company resulting from such reclassification, consolidation, consolidation, combination, merger, or Asset Sale that the Holder of the would have been entitled to receive in such reclassification, consolidation, consolidation, combination, merger, or Asset Sale if the Note had been converted immediately before such reclassification, consolidation, consolidation, combination, merger, or Asset Sale, all subject to further adjustment as provided herein. The foregoing provisions of this Section 2.10 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other Company that are at the time receivable upon the conversion of the Notes.

                          3. Subordination of the Note

     3.1 Note Subordinate to Senior Indebtedness. The Obligations are and shall be junior and subordinate in right of payment, exercise of remedies, and all other respects to the prior indefeasible payment in full of the Senior Indebtedness. Without limiting the foregoing, the priority of the security interest granted in the Security Agreement shall be subordinate in all respects to the priority of any security interest or lien granted to or for the benefit of the holders of the Senior Indebtedness. So long as there is no default under any of the Senior Indebtedness and the Company's payment of the Obligations would not result in a default thereunder, the Company may pay the Obligations in accordance with the terms of this Note. The provisions of this Section 3.1 are made for the benefit of the holders of Senior Indebtedness. The holders of the Senior Indebtedness need not prove reliance on these subordination provisions.

     3.2 Default on Senior Indebtedness. In the event and during the continuation of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable (unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled) or in the event any judicial proceeding such event of default, then no payment shall be made by the Company with respect to the principal of, or interest on, this Note; provided, however, nothing in this Section shall prohibit the Holder from accelerating the Obligations due under this Note. In the event that, notwithstanding the foregoing, any payment shall be received by the Holder when such payment is prohibited by this Section 3.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Holder within 30 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Holder shall be paid to the holders of Senior Indebtedness; provided, however, that holders of Senior Indebtedness shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Senior Indebtedness to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of the Company's business.

     3.3 Definition of Senior Indebtedness. "Senior Indebtedness" means, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on, penalties, amounts reimbursable, fees, expenses, costs of enforcement and any other amounts due in connection with (i) indebtedness of the Company, or with respect to which the Company is a guarantor, to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), which is for money borrowed, or purchase or leasing of equipment in the case of lease or other equipment financing, whether or not secured, and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

                        4. Piggyback Registration Rights

     4.1 Participation. Subject to Section 4.2 and 4.3 hereof, if at any time after the date hereof the Company proposes to file a Registration Statement (other than a registration on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Company shall give notice of the proposed filing (the "Piggyback Notice") to all Registrable Security Holder as promptly as practicable (but in no event less than fifteen (15) days before the anticipated filing date). The Piggyback Notice shall offer the Registrable Security Holders the opportunity to register such number of shares of Registrable Securities as the Registrable Security Holders may request and shall set forth (i) the anticipated filing date of such Registration Statement and (ii) the number of shares of Common Stock that is proposed to be included in such Registration Statement. The Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within ten (10) days after the Piggyback Notice has been given.

     4.2 Underwriter's Cutback. Notwithstanding the foregoing, if a Registration pursuant to this Article 4 involves an underwritten offering and the managing underwriter or underwriters of such proposed underwritten offering delivers an opinion to the Registrable Security Holders that the total or kind of securities which such Registrable Security Holders and any other persons or entities intend to include in such offering are reasonably likely to significantly adversely affect the price, timing or distribution of the securities offered in such offering, then the Company shall include in such Registration:

          (a) If such Registration was a primary registration by the Company of its securities, the Company will include in such Registration to the extent of the number of securities which the managing underwriter advises can be sold in such Underwritten Offering: first, the securities proposed by the Company to be sold for its own account; second, any Registrable Securities requested to be included in such Registration by the Registrable Security Holders, pro rata on the basis of the number of securities sought to be sold by the requesting Registrable Security Holders; and third, other securities of the Company proposed to be included in such Registration, allocated among the Company and the holders thereof in accordance with the priorities then existing among the Company and such holders.

          (b) If such Registration was requested other than by the Registrable Security Holders or the Company, the Company will include in such Registration to the extent of the number of securities which the managing underwriter advises can be sold in such Underwritten Offering: first, the securities proposed to be sold by the security holder initiating the Registration; second, any Registrable Securities requested to be included in such Registration, pro rata on the basis of the number of securities sought to be sold by the requesting Registrable Security Holders; third, any securities of the Company proposed by any other Persons to be included in such Registration, pro rata on the basis of the number of securities proposed to be sold by the requesting Persons; and fourth the securities proposed by the Company to be sold for its own account.

     4.3 Limitation on Participation. Holders of Registrable Securities that are able to sell 100% of their Registrable Securities without registration under Rule 144 of the Securities Act of 1933, as amended, within a period of three consecutive months are not entitled to any Piggyback Registration Rights under this Article 4.

     4.4 Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Article 4.

     4.5 Company Control. The Company may decline to file a Registration Statement after giving the Piggyback Notice, or withdraw a Registration
Statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Company shall promptly notify each Registrable Security Holder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by such Registrable Security Holder or otherwise in connection with such withdrawn Registration Statement.

                5. Collateral Agent; Grant of Security Interest

     5.1 Appointment of Collateral Agent. By acceptance of this Note the Holder appoints InvesTrust, N.A. (with its successors and assigns, the "Collateral Agent") as collateral agent under the Security Agreement and authorizes the Collateral Agent to take the actions and to exercise the powers provided in the Security Agreement.

     5.2 Security Interest. The Company shall cause its wholly owned subsidiary, Beard Technologies, Inc. to enter into the Security Agreement for the benefit of all of the holders of the Notes.

     5.3 Indemnification. To the extent that the Collateral Agent is not reimbursed and indemnified by Borrower or BTI as required in the Security Agreement, to the extent of its Pro Rata Share the Holder shall reimburse and indemnify the Collateral Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances, or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of the Notes, the Security Agreement, or any action taken or omitted by the Collateral Agent under the Security Agreement. The Holder shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from the Collateral Agent's gross negligence or willful misconduct. The obligations of the Holder under this section shall survive the payment in full of the Obligations and the termination of the Security Agreement.

     5.4 Pro Rata Share. "Pro Rata Share" means the percentage obtained by dividing (i) the principal amount outstanding under this Note by (ii) the total principal amount outstanding under all of the Notes.

     5.5 Communication with Collateral Agent. By acceptance of this Note the Holder agrees to promptly provide, upon written request of Collateral Agent, written confirmation of the Holder's status as the holder of this Note and the amounts of principal, interest, and other sums owing on this Note.

                                6. Miscellaneous

     6.1 Governing Law. This Note and the legal relations between the Company and the Holder shall be governed by the laws of the State of Oklahoma without giving effect to any conflict of law provision (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of the law of any other jurisdiction.

     6.2 Pari Passu Notes. The payment of all or any portion of the Obligations shall be pari passu in right of payment and in all other respects to the other Notes issued by the Company in the Private Placement Offering. If the Holder receives payments in excess of its Pro Rata Share of the Company's payments to the holders of all of the Notes, the Holder shall hold the excess payment in trust for the benefit of the holders of the other Notes and shall pay such amounts held in trust to the other holders upon demand by the holders.

     6.3 Usury. All agreements between the Company and Holder are limited so that in no event whatsoever, whether by the disbursement of proceeds or otherwise, shall the amount of interest or finance charge (as defined by applicable law) paid or agreed to be paid by the Company to the Holder exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under applicable law. If fulfillment of any agreement between the Company and the Holder, at the time the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the agreement shall be reduced so that such obligation does not exceed such highest lawful contractual rate or maximum permissible finance charge. If by any circumstance the Holder shall ever receive as interest or finance charge an amount that would exceed the amount allowed by applicable law, the excess shall be deemed applied to the principal of the Obligations. All interest and finance charges paid or agreed to be paid to the Holder shall be prorated, allocated, and spread throughout the full period of this Note. This paragraph shall control all other provisions of this Note, the Security Agreement, and any other documents executed in connection with this Note.

     6.4  Notices.  Any  notice,  request  or other  communication  required  or
permitted   hereunder  shall  be  given  in  accordance  with  the  Subscription
Agreement.

     IN WITNESS WHEREOF, the Company has executed this instrument effective the date first above written

                                     THE BEARD COMPANY, an Oklahoma corporation


                                     By
                                          Herb Mee, Jr., President

                                                                     EXHIBIT A

                                CONVERSION NOTICE

To convert this Note into common stock of the Company, check the box:   [  ]

To convert only part of this Note, state the amount:

                                                  [  $----------  ]

If you want the stock certificate made out in another person's name, fill in the form below:

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           (Insert other person's social security or tax I.D. number)
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              (Print or type assignee's name, address and zip code)
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Date: ____________________
                                              (Signature)

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(Sign exactly as your name appears on this Note)

                                                                       EXHIBIT B



                           FORM OF SECURITY AGREEMENT